Exhibit 10.43
NOTE: PORTIONS OF THIS AGREEMENT ARE THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE
SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN
REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 29, 2010, is by and among PENSON WORLDWIDE, INC., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and each individually, a “Lender”), REGIONS BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender, and Letter of Credit Issuer, REGIONS CAPITAL MARKETS, a division of Regions Bank, as Lead Arranger and Bookrunner, THE PRIVATE BANK AND TRUST COMPANY, as Syndication Agent (the “Syndication Agent”) and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, and CAPITAL ONE, N.A., as Co-Documentation Agents (the “Documentation Agent”).
RECITALS:
     A. The Borrower, the Lenders party thereto and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of May 6, 2010 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”).
     B. The Borrower, the Lenders, and the Administrative Agent now desire to amend the Credit Agreement as provided herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree as follows:
ARTICLE I
Definitions
     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendments to the Credit Agreement
     Section 2.1 Amendments to Section 1.01 of the Credit Agreement.
     (a) Effective as of the date hereof, the following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order to read in their entirety as follows:

     “Availability” means the sum of (a) the Total Commitments minus (b) the Total Outstandings.
     “First Amendment Effective Date” means October 29, 2010.
     “Original Consolidated Leverage Ratio” means, at any time, the maximum Consolidated Leverage Ratio that would have been in effect prior to the First Amendment Effective Date for such time, as follows: (a) from May 6, 2010 through the fiscal quarter ending March 31, 2011, **** to ****, (b) from the fiscal quarter ending June 30, 2011 through the fiscal quarter ending September 30, 2011, **** to ****, (c) from the fiscal quarter ending December 31, 2011 through the fiscal quarter ending September 30, 2012, **** to **** and (d) from the fiscal quarter ending December 31, 2012 and thereafter, **** to ****.
     (b) Effective as of the date hereof, the following definitions in Section 1.01 of the Credit Agreement shall be amended and restated to read in their entirety as follows:
     “Applicable Margin” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):
     (a) At any time that the Consolidated Leverage Ratio is greater than the Original Consolidated Leverage Ratio for any measurement period, (i) with respect to commitment fees, **** %, (ii) with respect to LIBOR Rate Loans and Letters of Credit, **** % and (iii) with respect to Base Rate Loans, **** %; and
     (b) At any time that the Consolidated Leverage Ratio is less than or equal to the Original Consolidated Leverage Ratio for any measurement period:

LIBOR
	Applicable Margin			Rate/
Pricing	Consolidated	Commitment		Letters of
Level	Leverage Ratio	Fee		Credit		Base Rate
1	Less than **** to ****	****	%	****	%	****	%
2	Greater than or equal to **** to **** but less than **** to ****	****	%	****	%	****	%
3	Greater than or equal to **** to **** but less than **** to ****	****	%	****	%	****	%
4	Greater than or equal to **** to **** but less than **** to ****	****	%	****	%	****	%
5	Greater than or equal to **** to ****	****	%	****	%	****	%

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such Compliance Certificate is delivered indicating a different Pricing Level. The Applicable Margin in effect from the First Amendment Effective Date shall be determined according to subsection (a) hereof.
     “Consolidated EBITDA” means, for any period, and in all cases without duplication, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) non-cash stock based compensation, (v) costs, expenses and fees incurred in connection with the Ridge Acquisition, the 2017 Notes Offering, the 2014 Notes Offering, the Existing Credit Agreement and this Agreement (including amendments hereto) and (vi) all one-time, non-recurring expenses incurred or charged to income during such period minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period. In addition, for the twelve month period following the closing of the Ridge Acquisition, the calculation of Consolidated EBITDA shall include an amount equal to $1,050,000 for any month (commencing with the first full month after the closing of the Ridge Acquisition) for which the actual EBITDA earned by PFS and attributable to correspondent clearing contracts acquired in the Ridge Acquisition is not included in the calculation of Consolidated EBITDA.
     Section 2.2 Amendment to Section 2.01 of the Credit Agreement. Effective as of the date hereof, Section 2.01 of the Credit Agreement shall be amended and restated to read in its entirety as follows:
     2.01 Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Revolving Borrowing, (i) the Total Outstandings shall not exceed the Total Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Pro Rata Percentage of the Outstanding Amount of all Letter of Credit Obligations, plus such Lender’s Pro Rata Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment; and provided further that, notwithstanding anything in this Agreement to the contrary, at any time that the Consolidated Leverage Ratio is greater than the Original Consolidated Leverage Ratio for a measurement period, Availability shall be limited to $25,000,000. Within the limits of each Lender’s

Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Loans may be Base Rate Loans or LIBOR Rate Loans, as further provided herein.
     Section 2.3 Amendment to Section 2.05(c) of the Credit Agreement. Effective as of the date hereof, Section 2.05(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:
     (c) If for any reason the Total Outstandings at any time exceed the Total Commitments then in effect, or if the Total Outstandings exceed the Availability permitted under Section 2.01, the Borrower shall immediately prepay Loans and/or Cash Collateralize the Letter of Credit Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the Letter of Credit Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Loans the Total Outstandings exceed the Total Commitments then in effect.
     Section 2.4 Amendment to Section 7.16(b) of the Credit Agreement. Effective as of the date hereof, Section 7.16(b) of the Credit Agreement shall be amended and restated to read in its entirety as follows:
     (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter measured quarterly in arrears on a rolling four quarter basis of the Borrower to be less than (i) for the fiscal quarter ending September 30, 2010 through the fiscal quarter ending June 30, 2011, **** to **** and (ii) for the fiscal quarter ending September 30, 2011 and thereafter, **** to ****.
     Section 2.5 Amendment to Section 7.16(c) of the Credit Agreement. Effective as of the date hereof, Section 7.16(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:
     (c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter measured quarterly in arrears on a rolling four quarter basis to be greater than (i) for the fiscal quarter ending September 30, 2011, **** to ****, (ii) for the fiscal quarter ending December 31, 2011 through the fiscal quarter ending September 30, 2012, **** to **** and (iii) for the fiscal quarter ending December 31, 2012 and thereafter, **** to ****. The Consolidated Leverage Ratio shall not be tested for the fiscal quarter ending **** through the fiscal quarter ending ****.
     Section 2.6 Addition of Section 7.16(g) to the Credit Agreement. Effective as of the date hereof, a new Section 7.16(g) is added to the Credit Agreement immediately following Section 7.16(f) to read in its entirety as follows:
     (g) Minimum Consolidated EBITDA. Permit the Consolidated EBITDA as of the end of any fiscal quarter commencing with the fiscal quarter ending September 30, 2010, measured quarterly in arrears on a rolling four quarter basis, to be less than $****.

     Section 2.7 Amendment to Exhibit D to the Credit Agreement. Effective as of the date hereof, Exhibit D is hereby replaced with the form of Compliance Certificate attached as Exhibit D hereto.
     Section 2.8 Amendment to Schedules to the Credit Agreement. Effective as of September 30, 2010, the Schedules to the Credit Agreement are hereby replaced with the Schedules attached hereto for all purposes under the Credit Agreement, and any reference to a certain Schedule in any Loan Document shall refer to the corresponding Schedule attached hereto.
     Section 2.9 Name Change of Penson GHCO. The Borrower has notified the Lenders that Penson GHCO has changed its name to Penson Futures, and all references to Penson GHCO in the Loan Documents shall be deemed to refer to Penson Futures.
ARTICLE III
Conditions Precedent to Effectiveness
     Section 3.1 Conditions. The effectiveness of this Amendment is subject to the full satisfaction of each of the following conditions precedent:
     (a) Documents. The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:
     (i) Amendment. Executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower.
     (ii) Amendment Fee. Payment of an amendment fee in an amount of **** % of the Commitment of each Lender executing this Amendment. Such amendment fee is due and payable on or before 5:00 pm Central time on the closing date of this Amendment.
     (iii) Other Fees. Any fees required to be paid on or before the date hereof shall have been paid, including those fees required to be paid in that certain Fee Letter dated as of October 21, 2010, among the Borrower, the Administrative Agent, and Regions Capital Markets, a division of Regions Bank.
     (iv) Additional Information. Such additional documents, instruments and information as the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
     (b) No Default or Event of Default. No Default shall exist or would result from the execution of this Amendment.
     (c) No Material Adverse Effect. Since the date of the most recent financial statements delivered by the Borrower to the Administrative Agent, no event or circumstance has occurred that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

     (d) Representations and Warranties. All of the representations and warranties contained in Article V of the Credit Agreement as amended hereby and in the other Loan Documents shall be true and correct on and as of the date hereof, with the same force and effect as if such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
ARTICLE IV
No Waiver
     Section 4.1 No Waiver. Nothing contained herein shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, this Amendment, or any other Loan Document, or of any other contract or instrument between the Borrower and the Administrative Agent and/or the Lenders, and the failure of the Administrative Agent and/or any Lender at any time or times hereafter to require strict compliance by the Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, this Amendment, the other Loan Documents and any other contract or instrument between the Borrowers and the Administrative Agent and/or the Lenders.
ARTICLE V
Ratifications, Representations and Warranties
     Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.
     Section 5.2 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (a) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default has occurred and is continuing.

ARTICLE VI
Miscellaneous
     Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
     Section 6.2 Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document.
     Section 6.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     Section 6.4 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.
     Section 6.6 Counterparts. This Amendment may be executed in one or more counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of any signature pages hereto by telecopy, e-mail or other electronic transmission shall be effective as delivery of originally executed signature pages.
     Section 6.7 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent and the Lenders to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.9 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of the Page Intentionally Left Blank. Signature Pages to Follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PENSON WORLDWIDE, INC.
By:	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Chief Executive Officer

Signature Page to First Amendment

REGIONS BANK, as Administrative Agent, a Lender, Letter of Credit Issuer and Swing Line Lender
By:	/s/ Robin Ingari
	Name:	Robin Ingari
	Title:	Sr. Vice President

Signature Page to First Amendment

COMPASS BANK, successor in interest to Guaranty Bank, as a Lender
By:	/s/ Stephanie Cox
	Name:	Stephanie Cox
	Title:	Sr. Vice President

Signature Page to First Amendment

CAPITAL ONE, N.A., as a Lender and as Co-Documentation Agent
By:	/s/ Karen DeBlieux
	Name:	Karen DeBlieux
	Title:	Sr. Vice President

Signature Page to First Amendment

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent
By:	/s/ Jason K. Matthews
	Name:	Jason K. Matthews
	Title:	Vice President

Signature Page to First Amendment

THE PRIVATEBANK AND TRUST COMPANY, as a Lender and as Syndication Agent
By:	/s/ Tim Roberts
	Name:	Tim Roberts
	Title:	Associate Managing Director

Signature Page to First Amendment

UNION BANK, N.A., as a Lender
By:	/s/ Pierre Bury
	Name:	Pierre Bury
	Title:	Vice President

Signature Page to First Amendment

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: ____________,
To: Regions Bank, as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of May 6, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Penson Worldwide, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Regions Bank, as Administrative Agent, Letter of Credit Issuer and Swing Line Lender.
     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and in such capacity, on behalf of Borrower, that:
[Use following paragraph 1 for fiscal year-end financial statements]
     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of a Registered Public Accounting Firm required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

Form of Compliance Certificate

[select one:]
     [to the best knowledge of the undersigned, the Borrower is in compliance with each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
—or—
     [the Borrower is not in compliance with the following covenants or conditions and the following is a list of each Default which has occurred and is continuing and its nature and status:]
     4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
     5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.
     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ______________, _____.

PENSON WORLDWIDE, INC.
By:
Name:
Title:

Form of Compliance Certificate

SCHEDULE 1
to the Compliance Certificate
Financial Statements

Form of Compliance Certificate

For the Quarter/Year ended __________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate

I. Section 7.16(a) — Consolidated Tangible Net Worth.
A. Consolidated Tangible Net Worth at Statement Date:
1. Shareholders’ Equity of Borrower and its Subsidiaries:	$__________
2. Intangible Assets of Borrower and its Subsidiaries:	$__________
3. Consolidated Tangible Net Worth (Line I.A.1 less Line I.A.2):	$__________
B. $****	$****
C. ****% of the net aggregate increases in Shareholders’ Equity of the Borrower and its Subsidiaries after the Closing Date from issuance and sale of Equity Interests (other than issuances to the Borrower or a wholly-owned Subsidiary, issuances of restricted stock units pursuant to the 2000 Stock Incentive Plan, securities issued upon the exercise of stock options, or issuances of securities pursuant to the Borrower’s employee stock purchase plan) (including from conversion of debt securities):
$__________
D. ****% of Consolidated Net Income for the fiscal year ended on the Statement Date:	$__________
E. Goodwill and other intangibles associated with (1) acquisitions completed prior to the Closing Date and previously disclosed to the Administrative Agent and (2) the Ridge Acquisition:	$__________
F. Minimum required Consolidated Tangible Net Worth (Line I.B plus Line I.C plus Line 1.D minus Line 1.E):	$__________
G. Excess (deficiency) for covenant compliance (Line I.A.3 — I.F):	$__________
H. Compliance (Yes/No):	___________

II. Section 7.16 (b) — Consolidated Fixed Charge Coverage Ratio.
A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):
1. Consolidated Net Income for Subject Period:	$__________
2. Interest Charges for Subject Period:	$__________
3. Provision for Federal, state, local and foreign income taxes payable by Borrower and its Subsidiaries for Subject Period:	$__________

4. Depreciation and amortization expense:	$__________
5. Non-cash stock based compensation:	$__________
6. Costs, expenses and fees incurred in connection with the Ridge Acquisition, the 2017 Notes Offering, the 2014 Notes Offering, the Existing Credit Agreement, and this Agreement:	$__________
7. All one-time, non-recurring expenses incurred or charged to income during Subject Period:	$__________
8. Federal, state, local and foreign income tax credits of Borrower and its Subsidiaries for Subject Period:	$__________
9. Non-cash items increasing Consolidated Net Income for Subject Period:	$__________
10.  For the 12-month period following the closing of the Ridge Acquisition, $1,050,000 for any month (commencing with the first full month after the closing of the Ridge Acquisition) for which the actual EBITDA earned by PFS and attributable to correspondent clearing contracts acquired in the Ridge Acquisition is not included in the calculation of Consolidated EBITDA:
$__________
11. Consolidated EBITDA (Lines II.A.1 + IIA.2 + IIA.3 + IIA.4 + IIA.5 + IIA.6 + IIA.7) — (Lines IIA.8 + IIA.9) + Line IIA.10 (if applicable):	$__________
B. Interest Charges for Subject Period:	$__________
C. Aggregate principal amount of regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money (it being understood the Total Outstandings shall be assumed to be amortized over a five year period solely in order to calculate scheduled payments of the Loans):
$__________
D. Aggregate amount of Federal, state, local and foreign income taxes paid in cash of or by the Borrower and its Subsidiaries for Subject Period:	$__________
E. Consolidated Fixed Charge Coverage Ratio (Line II.A.11 ÷ (Lines II.B + II.C + II.D))	____ to ****
F. Minimum required (see Section 7.16(b)):	___________
G. Compliance (Yes/No):	___________

III. Section 7.16 (c) — Consolidated Leverage Ratio.
A. Consolidated Funded Indebtedness at Statement Date:	$__________

B. Consolidated EBITDA for Subject Period (Line IIA.11):	$__________
C. Consolidated Leverage Ratio (Line III.A ÷ Line III.B):	____ to ****
D. Maximum permitted (see Section 7.16(c)):	____ to ****
E. Compliance (Yes/No):	___________

IV. Section 7.16(d) — Minimum Capital Requirement.
A. Regulatory Capital at Statement Date:	$__________
B. Debit Balances at Statement Date:	$__________
C. Minimum required (Line IV.B. x ****%):	$__________
D. Compliance (Yes/No):	___________

V. Section 7.16 (e) — Minimum Liquidity Requirement.
A. Unencumbered Liquidity at Statement Date:	$__________
B. Total Outstandings at Statement Date:	$__________
C. Compliance (Yes/No):	___________

VI. Section 7.16(f) — Capital Expenditures.
A. Capital Expenditures for Borrower and its Subsidiaries at Statement Date since beginning of fiscal year:	$__________
B. Maximum Allowed (per fiscal year):	$****
C. Compliance (Yes/No):	___________

VII. Section 7.16(g) — Minimum Consolidated EBITDA.
A. Consolidated EBITDA for Subject Period (Line IIA.11):	$__________
B. Minimum required:	$****
C. Compliance (Yes/No):	___________

SCHEDULE 2.01
COMMITMENTS
AND PRO RATA PERCENTAGES

Pro Rata
Lender	Commitment			Percentage

Regions Bank	$	*	***	*	***%
Compass Bank, as successor in interest to Guaranty Bank	$	*	***	*	***%
Capital One, N.A.	$	*	***	*	***%
Texas Capital Bank, National Association	$	*	***	*	***%
The Private Bank and Trust Company	$	*	***	*	***%
Union Bank, N.A.	$	*	***	*	***%

Total	$	*	***	*	***%
Schedule 2.01 of Amended and Restated Credit Agreement

SCHEDULE 5.05
EXISTING INDEBTEDNESS
****
Schedule 5.05 of Amended and Restated Credit Agreement

SCHEDULE 5.13
SUBSIDIARIES AND
OTHER EQUITY INVESTMENTS
Part (a). Subsidiaries.
Percentages shown reflect percentage ownership Equity Interests held by named entity:
SAI Holdings, Inc. (100% ownership by Penson Worldwide, Inc.)
Penson Financial Services, Inc. (100% voting equity ownership by SAI Holdings, Inc.)
Nexa Technologies, Inc. (100% ownership by SAI Holdings, Inc.)
Penson Holdings, Inc. (100% ownership by SAI Holdings, Inc.)
Penson Financial Futures, Inc. (100% ownership by SAI Holdings, Inc.)
Penson Execution Services, Inc. (100% ownership by SAI Holdings, Inc.)
Penson Financial Services Limited (100% ownership by Penson Holdings, Inc.)
Worldwide Nominees Ltd. (100% ownership by Penson Financial Services Limited)
Penson Financial Services Canada Inc. (100% ownership by Penson Holdings, Inc.)
Penson Financial Services Ventures Inc. (100% ownership by Penson Holdings, Inc.)
Penson Asia Limited (100% ownership by Penson Holdings, Inc.)
Penson Financial Services Asia Limited (100% ownership by Penson Asia Limited)
Market Essentials Group Inc. (100% ownership by Penson Financial Services Ventures Inc.)
Turnpike Trading Systems Inc. (51% ownership by Penson Financial Services Ventures Inc.)
GHP1, Inc. (100% ownership by SAI Holdings, Inc.)
GHP2, LLC (100% ownership by GHP1, Inc.)
Penson Futures (99.4% ownership by GHP1, Inc. and 0.6% ownership by GHP2, LLC)
First Capital Group, LLC (100% ownership by GHP1, Inc.)
Penson Financial Services Australia Pty Ltd (100% ownership by Penson Holdings, Inc.)
Schedule 5.13 of Amended and Restated Credit Agreement

Penson Australia Nominees Pty Ltd (100% ownership by Penson Financial Services Australia Pty Ltd.)
Part (b). Equity Investments.
None.
Schedule 5.13 of Amended and Restated Credit Agreement

SCHEDULE 5.20
COMMON ENTERPRISE
The business of the Borrower and its Subsidiaries includes the provisions of a broad range of securities processing products and services to the global securities and investment industry. Borrower and its Subsidiaries provide product and service offerings that include securities and futures clearing, foreign currency products, derivatives, margin lending, stock lending, alternative trading systems, facilities management, prime brokerage, conduit and non-conduit loans, data, technology products and services and other related offerings.
Schedule 5.20 of Amended and Restated Credit Agreement

SCHEDULE 7.01
EXISTING LIENS
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Schedule 7.01 of Amended and Restated Credit Agreement

SCHEDULE 7.02
EXISTING INVESTMENTS
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Schedule 7.02 of Amended and Restated Credit Agreement

SCHEDULE 10.02
ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES
BORROWER:
Penson Worldwide, Inc.
1700 Pacific Avenue, Suite 1400
Dallas, Texas 75201
Attention: Chairman
Telephone: 512-794-9100
Telecopier: (512) 231-8526
Electronic Mail: rengemoen@penson.com
Website Address: www.penson.com
U.S. Taxpayer Identification Number: 75-2896356
With copy to:
Penson Worldwide, Inc.
1700 Pacific Avenue, Suite 1400
Dallas, Texas 75201
Attention: General Counsel
Telephone: (415) 409-1531
Telecopier: (214) 953-3503
Electronic Mail: akoslow@penson.com
ADMINISTRATIVE AGENT:
Administrative Agent’s Office
(for payments and Requests for Credit Extensions):
Regions Bank
100 Congress Avenue, Suite 1700
Austin, Texas 78701
Attention: Robin Ingari
Telephone: (512) 372-2303
Telecopier: (512) 226-0241
Electronic Mail: robin.ingari@regions.com
With copy to:
Regions Capital Markets
3050 Peachtree Road, Suite 400
Atlanta, GA 30305
Attention: Sara Horehled

Telephone: 404.279.7480
Telecopier: 404.995.7665
Electronic Mail: sara.horehled@regions.com
Account No.: 001102450408511
Ref: Penson Worldwide, Inc.
ABA# 062005690
LETTER OF CREDIT ISSUER:
Regions Bank
100 Congress Avenue, Suite 1700
Austin, Texas 78701
Attention: Robin Ingari
Telephone: (512) 372-2303
Telecopier: (512) 226-0241
Electronic Mail: robin.ingari@regions.com
SWING LINE LENDER:
Regions Bank
100 Congress Avenue, Suite 1700
Austin, Texas 78701
Attention: Robin Ingari
Telephone: (512) 372-2303
Telecopier: (512) 226-0241
Electronic Mail: robin.ingari@regions.com
With copy to:
Regions Capital Markets
3050 Peachtree Road, Suite 400
Atlanta, GA 30305
Attention: Sara Horehled
Telephone: 404.279.7480
Telecopier: 404.995.7665
Electronic Mail: sara.horehled@regions.com
Account No.: 001102450408511
Ref: Penson Worldwide, Inc.
ABA# 062005690